Held for sale	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Held for sale
32. Held for sale
The held for sale assets and liabilities in 2020 are the Group’s interests in Pearson Institute of Higher Education (PIHE) in South Africa following announcement of the sale in November 2020. The sale of PIHE was completed on 5 February 2021 (see note 37). A charge of £8m has been recognised in other net gains and losses in relation to the disposal of PIHE. The charge reduces the carrying value of the assets and liabilities held for sale to their fair value based on expected disposal proceeds net of costs to sell. Held for sale assets in 2019 relate to the 25% holding in Penguin Random House prior to its disposal in April 2020. The held for sale balances are analysed as follows:

	2020	2019
All figures in £ millions	Total	Total
Non-current assets
Plant, property and equipment	48	—
Investments in joint ventures and associates	—	397

	48	397

Current assets
Trade and other receivables	6	—
Cash and cash equivalents	19	—

	25	—

Assets classified as held for sale	73	397

Non-current liabilities
Financial liabilities – borrowings	(66)	—

	(66)	—

Current liabilities
Trade and other liabilities	(5)	—
Financial liabilities – borrowings	(3)

	(8)	—

Liabilities classified as held for sale	(74)	—

Net (liabilities)/assets classified as held for sale	(1)	397

Goodwill is allocated to the held for sale businesses on a relative fair value basis where these businesses form part of a larger cash generating unit (CGU).
The Group has historically presented the results of Penguin Random House separately within segment information (see note 2) to provide further information about the composition of the Group outside of the primary segments. The Group has not viewed Penguin Random House as comprising a separate major line of business since the sale of 22% of the Group’s stake in Penguin Random House to Bertelsmann in 2017. On this basis, the Group did not classify Penguin Random House as a discontinued operation.